                             JOINT FILING AGREEMENT

     This JOINT FILING AGREEMENT, dated as of April 30, 2007, is made by and between Chariot Acquisition Holding LLC, a Delaware limited liability company
("Chariot"), SCT Chassis Inc., a Marshall Islands corporation ("SCT Inc."), SCT
Chassis Holdings LLC, a Marshall Islands limited liability company ("SCT LLC"),
Fortress Investment Fund IV (Fund A) L.P., a Cayman Islands limited partnership
("Fund A"), Fortress Investment Fund IV (Fund B) L.P., a Cayman Islands limited partnership ("Fund B"), Fortress Investment Fund IV (Fund C) L.P., a Cayman
Islands limited partnership ("Fund C"), Fortress Investment Fund IV (Fund D)
L.P., a Cayman Islands limited partnership ("Fund D"), Fortress Investment Fund
IV (Fund E) L.P., a Cayman Islands limited partnership ("Fund E"), Fortress
Investment Fund IV (Fund F) L.P., a Cayman Islands limited partnership ("Fund
F"), Fortress Investment Fund IV (Fund G) L.P., a Cayman Islands limited partnership ("Fund G"), Fortress Investment Fund IV (Coinvestment Fund A) L.P.,
a Cayman Islands limited partnership ("Coinvestment Fund A"), Fortress
Investment Fund IV (Coinvestment Fund B) L.P., a Cayman Islands limited partnership ("Coinvestment Fund B"), Fortress Investment Fund IV (Coinvestment
Fund C) L.P., a Cayman Islands limited partnership ("Coinvestment Fund C"),
Fortress Investment Fund IV (Coinvestment Fund D) L.P., a Cayman Islands limited partnership ("Coinvestment Fund D"), Fortress Investment Fund IV (Coinvestment
Fund F) L.P., a Cayman Islands limited partnership ("Coinvestment Fund F"),
Fortress Investment Fund IV (Coinvestment Fund G) L.P., a Cayman Islands limited partnership ("Coinvestment Fund G"), Fortress Fund IV GP L.P., a Cayman Islands
limited partnership ("FF IV GP"), Fortress Fund IV GP Holdings Ltd., a Cayman
Islands corporation ("FF IV GP Holdings"), FIG LLC, a Delaware limited liability company, Fortress Operating Entity I LP, a Delaware limited partnership ("FOE
I"), Fortress Operating Entity II LP, a Delaware limited partnership ("FOE II"),
FIG Corp., a Delaware corporation, and Fortress Investment Group LLC, a Delaware limited liability company ("FIG"). Chariot, SCT Inc., SCT LLC, Fund A, Fund B,
Fund C, Fund D, Fund E, Fund F, Fund G, Coinvestment Fund A, Coinvestment Fund
B, Coinvestment Fund C, Coinvestment Fund D, Coinvestment Fund F, Coinvestment
Fund G, FF IV GP, FF IV GP Holdings, FIG LLC, FOE I, FOE II, FIG Corp. and FIG
are collectively referred to herein as the "Parties" and each individually as a
"Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities
Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that
Schedule 13D is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

                                        CHARIOT ACQUISITION HOLDING LLC

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        SCT CHASSIS INC.

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        SCT CHASSIS HOLDINGS LLC

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND A)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND B)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND C)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND D)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND E)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND F)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV (FUND G)
                                        L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV
                                        (COINVESTMENT FUND A) L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV
                                        (COINVESTMENT FUND B) L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV
                                        (COINVESTMENT FUND C) L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV
                                        (COINVESTMENT FUND D) L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV
                                        (COINVESTMENT FUND F) L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT FUND IV
                                        (COINVESTMENT FUND G) L.P.

                                        By: FORTRESS FUND IV GP L.P.
                                            its general partner

                                        By: FORTRESS FUND IV GP HOLDINGS LTD.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS FUND IV GP L.P.

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS FUND IV GP HOLDINGS LTD.

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FIG LLC

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS OPERATING ENTITY I LP

                                        By: FIG CORP.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS OPERATING ENTITY II LP

                                        By: FIG CORP.
                                            its general partner

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FIG CORP.

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory

                                        FORTRESS INVESTMENT GROUP LLC

                                        By: /s/ Randal A. Nardone
                                            ------------------------------------
                                            Name: Randal A. Nardone
                                            Title: Authorized Signatory